Exhibit 10.11

COMPANY GUARANTEE AGREEMENT

The undersigned Focus Universal, Inc., a Nevada corporation("GUARANTOR") agrees with GOLDEN SUNRISE INVESTMENT LLC ("LENDER") as follows:

1.          GUARANTOR desires to have LENDER loan the sum of two hundred fifty thousand dollars ($1,500,000.00) to Focus Universal, Inc., a Nevada corporation, a company in which GUARANTOR has the majority ownership interest ("BORROWER"). LENDER has advised GUARANTOR that LENDER will not make such loan and will not enter into that certain Loan Agreement ("Loan Agreement") and Promissory Note Secured by Deed of Trust ("Note") with BORROWER, without GUARANTOR personally guaranteeing by this Agreement all sums owed to LENDER by BORROWER and all other obligations in the Loan Agreement and Note (the "Guaranteed Sums"). The Guaranteed Sums include all amounts now or hereafter due and owing by BORROWER to LENDER, and all advances, debts, obligations and liabilities of BORROWER, whether presently existing or hereafter arising, whether voluntary or involuntary, absolute or contingent, and whether or not unenforceable against BORROWER, together with any and all losses, damages, reasonable costs, reasonable attorneys' fees, and reasonable expenses suffered by LENDER by reason of BORROWER's default in payment of any of the foregoing indebtedness or the enforcement of this Guarantee; and, any renewal, extension or rearrangement of the indebtedness, costs, or expenses described hereinabove. Without limiting the foregoing, the Guaranteed Sums shall include the payment of the Note, and the performance of all obligations contained in the Guaranteed Sums. Further, the term Guaranteed Sums shall include, without limitation, interest, reasonable attorney's fees and other charges on any debt or obligation of the BORROWER accruing after the filing of a petition under any chapter of the Federal Bankruptcy Code by or against the BORROWER, and any loans or other credit extended to the BORROWER after the filing of any such petition, notwithstanding the release of the BORROWER from the performance or observance of any of its agreements, covenants or obligations by operation of law.

2.          In consideration of LENDER making the loan credit to BORROWER, the receipt and sufficiency and adequacy of which are hereby acknowledge, Guarantor hereby absolutely and unconditionally guarantees to Lender the prompt payment and performance of the BORROWER under the Guaranteed Sums as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise, and at all times thereafter, including payment of the Note, and the performance of all obligations contained in the Guaranteed Sums.

3.          This Guarantee shall be an absolute and continuing guarantee, until payment in full of the Guaranteed Sums, and is a guarantee of payment and performance and not merely of collection. Upon the full repayment of the Guaranteed Sums, this Guarantee shall automatically be null and void and, upon the request of BORROWER, LENDER shall deliver a release of this Guarantee to GUARANTOR.

4.           If the GUARANTOR becomes liable for any indebtedness owing by BORROWER to LENDER, by endorsement or otherwise, other than under this Guarantee, such liability shall not be in any manner impaired or affected hereby, and the rights of LENDER hereunder shall be cumulative of any and all other rights that LENDER may ever have against the GUARANTOR. The exercise by LENDER of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. If, for any reason whatsoever, BORROWER is now, or hereafter becomes indebted to the GUARANTOR, such indebtedness and all interest thereon shall, at all times, be subordinate in all respects to the sums due under the Guaranteed Sums, and the GUARANTOR shall not be entitled to enforce or receive payment thereof until the Guaranteed Sums have been fully paid. Notwithstanding anything to the contrary contained in this Guarantee or any payments made by any party hereunder, the GUARANTOR shall not have any right of subrogation in or under the documents securing payment of the Guaranteed Sums or this Guarantee or to participate in any way therein, or in any right, title or interest in and to any mortgaged property or any collateral for the Guaranteed Sums or this Guarantee, all such rights of subrogation and participation being hereby expressly waived and released, until the Guaranteed Indebtedness has been fully paid.

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5.           Should BORROWER default in the payment of sums due under the Guaranteed Sums, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, or the occurrence of a Default under the Loan Agreement, the GUARANTOR shall, on demand and without further notice of nonpayment or of dishonor, without any notice having been given to the GUARANTOR previous to such demand of the acceptance by LENDER of this Guarantee, and without any notice having been given to the GUARANTOR previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to LENDER, and it shall not be necessary for LENDER, in order to enforce such payment by the GUARANTOR, first to institute suit or exhaust its remedies against BORROWER or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness. Suit may be brought, or demand may be made against GUARANTOR without impairing the rights of LENDER against any other party guaranteeing the Guaranteed Sums. GUARANTOR hereby specifically agrees that his liability hereunder is absolute, and not contingent on the occurrence of any event.

6.           The GUARANTOR hereby agrees that the GUARANTOR's obligations under the terms of this Guarantee shall not be released, diminished, impaired, reduced or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Sums; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Sums; (c) the complete or partial release from liability of any other Guarantor of the Guaranteed Sums; (d) the insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Borrower, or any party at any time liable for the payment of any or all of the Guaranteed Sums, whether now existing or hereafter occurring; (e) renewal, extension, modification or rearrangement of the payment of any or all of the Guaranteed Sums, either with or without notice to or consent of the GUARANTOR, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by LENDER to Borrower, or the GUARANTOR; (f) any neglect, delay, omission, failure, or refusal of LENDER to take or prosecute any action for the collection of any of the Guaranteed Sums or to foreclose or take or prosecute any action to foreclose upon any security therefor or to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Sums; (g) any failure of LENDER to notify the GUARANTOR of any renewal, extension, rearrangement, modification or assignment of the Guaranteed Sums or any part thereof, or of any instrument evidencing or securing the Guaranteed Sums or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by LENDER against Borrower, or of any new agreement between LENDER and Borrower, it being understood that LENDER shall not be required to give the GUARANTOR any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Sums; (h) the unenforceability of all or any part of the Guaranteed Sums against BORROWER, whether because the Guaranteed Sums exceed the amount permitted by law, the act of creating the Guaranteed Sums, or any part thereof, is ultra vires, the officers or persons creating same acted in excess of their authority, or otherwise, it being agreed that the GUARANTOR shall remain liable hereon regardless of whether BORROWER or any other person be found not liable on the Guaranteed Sums, or any part thereof, for any reason; or (i) any payment by BORROWER to LENDER is held to constitute a preference under the bankruptcy laws or if for any other reason LENDER is required to refund such payment or pay the amount thereof to someone else. It is the intent of the GUARANTOR and LENDER that the obligations and liabilities of the GUARANTOR hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Sums is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guarantee, be deemed a legal or equitable discharge or release of a GUARANTOR.

8.          The GUARANTOR represents and warrants that the value of the consideration received and to be received by the GUARANTOR as a result of the execution of this Guarantee is fair and adequate and is reasonably worth at least as much as the liability and obligation of the GUARANTOR hereunder, and such liability and obligation may reasonably be expected to benefit the GUARANTOR directly or indirectly.

9.          This Guarantee is for the benefit of LENDER and LENDER's successors and assigns, and in the event of an assignment of the Guaranteed Sums, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guarantee is binding not only on the GUARANTOR, but on the GUARANTOR's heirs, personal representatives, successors and assigns.

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10.          THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, AND IS INTENDED TO BE PERFORMED IN ACCORDANCE WITH, AND ONLY TO THE EXTENT PERMITTED BY SUCH LAWS.

11.          If any provision of this Guarantee or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guarantee nor the application of such provisions to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

12.          The GUARANTOR hereby agrees with LENDER that all rights, remedies and recourses afforded to LENDER by reason of this Guarantee or otherwise are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and are non-exclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which LENDER may have.

13.          THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS GUARANTEE OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS.

Agreed and Accepted:

DATE: March 15, 2021

GUARANTOR

/s/ Desheng Wang

Desheng Wang, CEO

Address and Phone:

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